PROMISSORY NOTE

$9,000,000.                                                          May 5, 1998



                  FOR VALUE RECEIVED, the undersigned, COVOL TECHNOLOGIES, INC., a Delaware corporation ("Covol") hereby unconditionally promises to pay to the order of MOUNTAINEER SYNFUEL, L.L.C., a Delaware limited liability company
("Mountaineer"), in lawful money of the United States and in immediately available funds, the principal amount of $9,000,000, or, if less, the aggregate amounts loaned by Mountaineer to Covol as provided in Section 11.10 of the Asset Purchase Agreement dated May 5, 1998 between Covol and Mountaineer (the "APA"), which sum shall be due and payable and paid to Mountaineer on the earlier of the Closing Date (as defined in the APA) or January 1, 1999.

                  The holder of this promissory note is authorized to record, on the schedule annexed hereto and made a part hereof, or on other appropriate records of Mountaineer, the date and amount of each amount loaned by Mountaineer to Covol under Section 11.10 of the APA; provided, however, that failure by Mountaineer to make any recordation or other error therein shall not limit or otherwise affect the obligations of Covol hereunder. This promissory note is the promissory note referred to in Section 11.10 of the APA.

                  The obligation of Covol is absolute and unconditional to pay the principal of this promissory note at the offices of Mountaineer, at the time, and in the currency herein prescribed. Covol waives any and all right to assert any defense (other than performance hereunder), set-off, counterclaim or crossclaim of any nature whatsoever with respect to this promissory note or the obligations of Covol hereunder in any action or proceeding brought by Mountaineer to collect this promissory note, or any portion hereof. Covol waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this promissory note.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF THAT PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


                            COVOL TECHNOLOGIES, INC.


                                                     By:
                                                           Name:
                                                           Title: